Exhibit 99.2

Contact:	FOR RELEASE:
Tyler H. Rose	April 25, 2018
Executive Vice President
and Chief Financial Officer
(310) 481-8484 Or
Michelle Ngo
Senior Vice President
and Treasurer
(310) 481-8581

KILROY REALTY CORPORATION REPORTS
FIRST QUARTER FINANCIAL RESULTS
---------------

LOS ANGELES, April 25, 2018 - Kilroy Realty Corporation (NYSE: KRC) today reported financial results for its first quarter ended March 31, 2018.

First Quarter Highlights
Financial Results

•	Net income available to common stockholders per share of $0.36

•	Funds from operations available to common stockholders and unitholders (“FFO”) per share of $0.94

•	Revenues of $182.8 million

Stabilized Portfolio

•	Stabilized portfolio was 94.3% occupied and 96.7% leased at March 31, 2018

•	During 1Q18, signed approximately 301,000 square feet of new or renewing leases

•	Year-to-date, signed 97,000 square feet of leases at the company’s Skyline Tower project in Bellevue, Washington

•	In April, signed lease renewals with three existing life science tenants, two located in the Silicon Valley and one in Seattle, that in aggregate total 310,000 square feet

Development

•
In January, commenced construction on Phase I of Academy on Vine, a mixed-use development project located in the Hollywood submarket of Los Angeles. Phase I is comprised of 306,000 square feet of office space and 24,000 square feet of retail space with a total estimated investment of $260.0 million

•
Year-to-date, signed leases totaling 33,500 square feet of production, distribution and repair (“PDR”) space at the company’s 100 Hooper project in San Francisco and leases totaling 31,800 square feet of retail space at the company’s One Paseo mixed-use project in Del Mar

Acquisitions

•	In January, acquired three two-story lab buildings that are 78.5% occupied and total approximately 146,000 square feet in South San Francisco for $111.0 million

Finance

•	Borrowed the full borrowing capacity of $150.0 million under the company’s unsecured term loan facility

Results for the Quarter Ended March 31, 2018
For the first quarter ended March 31, 2018, KRC reported net income available to common stockholders of $36.2 million, or $0.36 per share, compared to $26.3 million, or $0.26 per share, in the first quarter of 2017. FFO in the 2018 first quarter was $96.3 million, or $0.94 per share, compared to $81.9 million, or $0.81 per share, in the year-earlier quarter, which included a $0.04 per share non-cash charge related to the redemption of preferred stock. Revenues in the period totaled $182.8 million, up from $179.3 million in the prior year’s first quarter.

All per share amounts in this report are presented on a diluted basis.

Operating and Leasing Activity
At March 31, 2018, KRC’s stabilized office portfolio totaled approximately 13.9 million square feet of space located in Los Angeles, Orange County, San Diego, the San Francisco Bay Area and Greater Seattle. During the first quarter, the company signed new or renewing leases in the stabilized office portfolio totaling 301,000 square feet of space. At quarter-end, the stabilized office portfolio was 94.3% occupied and 96.7% leased, compared to occupancy of 95.2% at December 31, 2017 and 94.1% at March 31, 2017.

Real Estate Development Activity
At March 31, 2018, KRC had five projects under construction, including The Exchange on 16th and 100 Hooper in San Francisco, 333 Dexter in the South Lake Union submarket of Seattle, and the first phases of One Paseo and Academy on Vine, mixed-use projects located in the Del Mar submarket of San Diego and the Hollywood submarket of Los Angeles, respectively. These five projects total approximately 2.1 million square feet of office and PDR space, 237 residential units and 120,000 square feet of retail space representing a total estimated investment of approximately $1.7 billion. As of March 31, 2018, all 1.1 million square feet of office space at The Exchange on 16th and 100 Hooper were fully leased. In aggregate, the office space for these five projects was 53% leased at March 31, 2018.

Net Income Available to Common Stockholders / FFO Guidance and Outlook
The company has updated its guidance range of NAREIT-defined FFO per diluted share for the full year 2018 to $3.49 to $3.64 per share, with a midpoint of $3.57 per share, reflecting management’s views on current and future market conditions, including assumptions with respect to rental rates, occupancy levels, and the earnings impact of events referenced in this press release.

	Full Year 2018 Range at March 31, 2018
	Low End	High End
Net income available to common stockholders per share - diluted	$1.38	$1.54

Weighted average common shares outstanding - diluted (1)	99,300	99,300

Net income available to common stockholders	$137,000	$153,000
Adjustments:
Net income attributable to noncontrolling common units of the Operating Partnership	3,200	3,400
Net income attributable to noncontrolling interests in consolidated property partnerships	14,500	15,500
Depreciation and amortization of real estate assets	226,500	226,500
Gains on sales of depreciable real estate	—	—
Funds From Operations attributable to noncontrolling interests in consolidated property partnerships	(23,500)	(24,500)
Funds From Operations (2)	$357,700	$373,900

Weighted average common shares/units outstanding – diluted (3)	102,600	102,600

Funds From Operations per common share/unit – diluted (2)(3)	$3.49	$3.64

Key 2018 assumptions include:

•	Dispositions of $250.0 to $750.0 million with a midpoint of $500.0 million

•	Same store cash net operating income growth of 0 to 1%

•	Year-end occupancy of 94.0% to 95.0%

•	Net operating income margin of approximately 70.5% to 71.0%

•	Remaining development spending of approximately $350.0 to 400.0 million
 ________________________

(1)	Calculated based on estimated weighted average shares outstanding including participating share-based awards (i.e. nonvested stock and certain time based restricted stock units).

(2)	See management statement for FFO on page 9.

(3)
Calculated based on estimated weighted average shares outstanding including participating share-based awards (i.e. nonvested stock and certain time based restricted stock units) and assuming the exchange of all estimated common limited partnership units outstanding. Reported amounts are attributable to common stockholders, common unitholders and restricted stock unitholders.

The company’s guidance estimates for the full year 2018, and the reconciliation of net income available to common stockholders per share - diluted and FFO per share and unit - diluted included within this press release, reflect management’s views on current and future market conditions, including assumptions with respect to rental rates, occupancy levels, and the earnings impact of the events referenced in this press release. Although these guidance estimates reflect the impact on the company’s operating results of an assumed range of future disposition activity, these guidance estimates do not include any estimates of possible future gains or losses from possible future dispositions because the magnitude of gains or losses on sales of depreciable operating properties, if any, will depend on the sales price and depreciated cost basis of the disposed assets at the time of disposition, information that is not known at the time the company provides guidance, and the timing of any gain recognition will depend on the closing of the dispositions, information that is also not known at the time the company provides guidance and may occur after the relevant guidance period. We caution you not to place undue reliance on our assumed range of future disposition activity because any potential future disposition transactions will ultimately depend on the market conditions and other factors, including but not limited to the company’s capital needs, the particular assets being sold and the company’s ability to defer some or all of the taxable gain on the sales. These guidance estimates also do not include the impact on operating results from potential future acquisitions, possible capital markets activity, possible future impairment charges or any events outside of the company’s control. There can be no assurance that the company’s actual results will not differ materially from these estimates.

Conference Call and Audio Webcast
KRC management will discuss earnings guidance for fiscal year 2018 during the company’s April 26, 2018 earnings conference call. The call will begin at 10:00 a.m. Pacific Time and last approximately one hour. Those interested in listening via the Internet can access the conference call at https://services.choruscall.com/links/krc180426.html. It may be necessary to download audio software to hear the conference call. Those interested in listening via telephone can access the conference call at (866) 312-7299. International callers should dial (412) 317-1070. In order to bypass speaking to the operator on the day of the call, please pre-register anytime at http://dpregister.com/10115550. A replay of the conference call will be available via telephone on April 26, 2018 through May 3, 2018 by dialing (877) 344-7529 and entering passcode 10115550. International callers should dial (412) 317-0088 and enter the same passcode. The replay will also be available on our website at http://investors.kilroyrealty.com/CustomPage/Index?KeyGenPage=1073743647.

About Kilroy Realty Corporation
Kilroy Realty Corporation (KRC), a publicly traded real estate investment trust and member of the S&P MidCap 400 Index, is one of the West Coast’s premier landlords.  The company has over 70 years of experience developing, acquiring and managing office and mixed-use real estate assets. The company provides physical work environments that foster creativity and productivity and serves a broad roster of dynamic, innovation-driven tenants, including technology, entertainment, digital media and health care companies.

At March 31, 2018, the company’s stabilized portfolio totaled approximately 13.9 million square feet of office space located in the coastal regions of Los Angeles, Orange County, San Diego, the San Francisco Bay Area and Greater Seattle and 200 residential units located in the Hollywood submarket of Los Angeles. In addition, KRC had five projects totaling approximately 2.1 million square feet of office and PDR space, 237 residential units and 120,000 square feet of retail space under construction.

The company has been recognized by GRESB as the North American leader in office sustainability for the last four years and is listed in the Dow Jones Sustainability World Index. At the end of the first quarter, the company’s stabilized portfolio was 59% LEED certified and 71% of eligible properties were ENERGY STAR certified. More information is available at http://www.kilroyrealty.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our current expectations, beliefs and assumptions, and are not guarantees of future performance. Forward-looking statements are inherently subject to uncertainties, risks, changes in circumstances, trends and factors that are difficult to predict, many of which are outside of our control. Accordingly, actual performance, results and events may vary materially from those indicated in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future performance, results or events. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in the forward-looking statements, including, among others: global market and general economic conditions and their effect on our liquidity and financial conditions and those of our tenants; adverse economic or real estate conditions generally, and specifically, in the States of California and Washington; risks associated with our investment in real estate assets, which are illiquid, and with trends in the real estate industry; defaults on or non-renewal of leases by tenants; any significant downturn in tenants’ businesses; our ability to re-lease property at or above current market rates; costs to comply with government regulations, including environmental remediation; the availability of cash for distribution and debt service and exposure to risk of default under debt obligations; increases in interest rates and our ability to manage interest rate exposure; the availability of financing on attractive terms or at all, which may adversely impact our future interest expense and our ability to pursue development, redevelopment and acquisition opportunities and refinance existing debt; a decline in real estate asset valuations, which may limit our ability to dispose of assets at attractive prices or obtain or maintain debt financing, and which may result in write offs or impairment charges; significant competition, which may decrease the occupancy and rental rates of properties; potential losses that may not be covered by insurance; the ability to successfully complete acquisitions and dispositions on announced terms; the ability to successfully operate acquired, developed and redeveloped properties; the ability to successfully complete development and redevelopment projects on schedule and within budgeted amounts; delays or refusals in obtaining all necessary zoning, land use and other required entitlements, governmental permits and authorizations for our development and redevelopment properties; increases in anticipated capital expenditures, tenant improvement and/or leasing costs; defaults on leases for land on which some of our properties are located; adverse changes to, or implementations of, applicable laws, regulations or legislation, as well as business and consumer reactions to such changes; risks associated with joint venture investments, including our lack of sole decision-making authority, our reliance on co-venturers’ financial condition and disputes between us and our co-venturers; environmental uncertainties and risks related to natural disasters; and our ability to maintain our status as a REIT. These factors are not exhaustive and additional factors could adversely affect our business and financial performance. For a discussion of additional factors that could materially adversely affect our business and financial performance, see the factors included under the caption “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2017 and our other filings with the Securities and Exchange Commission. All forward-looking statements are based on currently available information, and speak only as of the date on which they are made. We assume no obligation to update any forward-looking statement made in this press release that becomes untrue because of subsequent events, new information or otherwise, except to the extent we are required to do so in connection with our ongoing requirements under federal securities laws.

KILROY REALTY CORPORATION
SUMMARY OF QUARTERLY RESULTS
(unaudited, in thousands, except per share data)

	Three Months Ended March 31,
	2018	2017
Revenues	$182,822	$179,308

Net income available to common stockholders (1)	$36,246	$26,329

Weighted average common shares outstanding – basic	98,744	97,388
Weighted average common shares outstanding – diluted	99,214	98,018

Net income available to common stockholders per share – basic (1)	$0.36	$0.27
Net income available to common stockholders per share – diluted (1)	$0.36	$0.26

Funds From Operations (1)(2)(3)	$96,285	$81,934

Weighted average common shares/units outstanding – basic (4)	102,030	100,883
Weighted average common shares/units outstanding – diluted (5)	102,499	101,513

Funds From Operations per common share/unit – basic (3)	$0.94	$0.81
Funds From Operations per common share/unit – diluted (3)	$0.94	$0.81

Common shares outstanding at end of period	98,840	98,275
Common partnership units outstanding at end of period	2,071	2,077
Total common shares and units outstanding at end of period	100,911	100,352

	March 31, 2018	March 31, 2017
Stabilized office portfolio occupancy rates: (6)
Greater Los Angeles	93.9%	91.5%
Orange County	89.6%	95.5%
San Diego County	98.0%	92.8%
San Francisco Bay Area	95.1%	95.5%
Greater Seattle	90.2%	97.2%
Weighted average total	94.3%	94.1%

Total square feet of stabilized office properties owned at end of period: (6)
Greater Los Angeles	4,182	4,181
Orange County	272	272
San Diego County	2,043	2,719
San Francisco Bay Area	5,303	5,157
Greater Seattle	2,066	2,066
Total	13,866	14,395
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(1)
Net income available to common stockholders includes gains on sales of depreciable operating properties of $2.3 million and a non-cash charge for the original issuance costs of redeemed preferred stock of $3.8 million for the quarter ended March 31, 2017.

(2)
Reconciliation of Net income available to common stockholders to Funds From Operations available to common stockholders and unitholders and management statement on Funds From Operations are included after the Consolidated Statements of Operations.

(3)	Reported amounts are attributable to common stockholders, common unitholders, and restricted stock unitholders.

(4)
Calculated based on weighted average shares outstanding including participating share-based awards (i.e. nonvested stock and certain time based restricted stock units) and assuming the exchange of all common limited partnership units outstanding.

(5)
Calculated based on weighted average shares outstanding including participating and non-participating share-based awards (i.e. nonvested stock and time based restricted stock units), dilutive impact of stock options and contingently issuable shares and assuming the exchange of all common limited partnership units outstanding.

(6)
Occupancy percentages and total square feet reported are based on the company’s stabilized office portfolio for the periods presented. Occupancy percentages and total square feet shown for March 31, 2017 include the office properties that were sold subsequent to March 31, 2017.

KILROY REALTY CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2018	December 31, 2017
	(unaudited)
ASSETS
REAL ESTATE ASSETS:
Land and improvements	$1,127,100	$1,076,172
Buildings and improvements	4,987,617	4,908,797
Undeveloped land and construction in progress	1,530,949	1,432,808
Total real estate assets held for investment	7,645,666	7,417,777
Accumulated depreciation and amortization	(1,312,612)	(1,264,162)
Total real estate assets held for investment, net	6,333,054	6,153,615

Cash and cash equivalents	53,069	57,649
Restricted cash	—	9,149
Marketable securities	21,572	20,674
Current receivables, net	17,602	16,926
Deferred rent receivables, net	251,744	246,391
Deferred leasing costs and acquisition-related intangible assets, net	181,567	183,728
Prepaid expenses and other assets, net	107,324	114,706
TOTAL ASSETS	$6,965,932	$6,802,838

LIABILITIES AND EQUITY
LIABILITIES:
Secured debt, net	$339,501	$340,800
Unsecured debt, net	2,155,794	2,006,263
Unsecured line of credit	50,000	—
Accounts payable, accrued expenses and other liabilities	223,973	249,637
Accrued dividends and distributions	43,512	43,448
Deferred revenue and acquisition-related intangible liabilities, net	149,563	145,890
Rents received in advance and tenant security deposits	56,117	56,484
Total liabilities	3,018,460	2,842,522

EQUITY:
Stockholders’ Equity
Common stock	988	986
Additional paid-in capital	3,816,385	3,822,492
Distributions in excess of earnings	(130,514)	(122,685)
Total stockholders’ equity	3,686,859	3,700,793
Noncontrolling Interests
Common units of the Operating Partnership	77,240	77,948
Noncontrolling interests in consolidated property partnerships	183,373	181,575
Total noncontrolling interests	260,613	259,523
Total equity	3,947,472	3,960,316
TOTAL LIABILITIES AND EQUITY	$6,965,932	$6,802,838

KILROY REALTY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share data)

	Three Months Ended March 31,
	2018	2017
REVENUES
Rental income	$162,871	$156,648
Tenant reimbursements	19,150	19,296
Other property income	801	3,364
Total revenues	182,822	179,308

EXPENSES
Property expenses	31,671	31,241
Real estate taxes	17,146	17,964
Provision for bad debts	(265)	1,298
Ground leases	1,561	1,642
General and administrative expenses	15,559	14,933
Depreciation and amortization	62,715	60,919
Total expenses	128,387	127,997

OTHER (EXPENSES) INCOME
Interest income and other net investment gain/loss	34	1,065
Interest expense	(13,498)	(17,352)
Total other (expenses) income	(13,464)	(16,287)

INCOME FROM OPERATIONS BEFORE GAINS ON SALES OF REAL ESTATE	40,971	35,024
Gains on sale of depreciable operating properties	—	2,257
NET INCOME	40,971	37,281

Net income attributable to noncontrolling common units of the Operating Partnership	(751)	(623)
Net income attributable to noncontrolling interests in consolidated property partnerships	(3,974)	(3,133)
Total income attributable to noncontrolling interests	(4,725)	(3,756)

NET INCOME ATTRIBUTABLE TO KILROY REALTY CORPORATION	36,246	33,525

Preferred dividends	—	(3,351)
Original issuance costs of redeemed preferred stock	—	(3,845)
Total preferred dividends	—	(7,196)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$36,246	$26,329

Weighted average common shares outstanding – basic	98,744	97,388
Weighted average common shares outstanding – diluted	99,214	98,018

Net income available to common stockholders per share – basic	$0.36	$0.27
Net income available to common stockholders per share – diluted	$0.36	$0.26

KILROY REALTY CORPORATION
FUNDS FROM OPERATIONS
(unaudited, in thousands, except per share data)

	Three Months Ended March 31,
	2018	2017
Net income available to common stockholders	$36,246	$26,329
Adjustments:
Net income attributable to noncontrolling common units of the Operating Partnership	751	623
Net income attributable to noncontrolling interests in consolidated property partnerships	3,974	3,133
Depreciation and amortization of real estate assets	61,677	59,734
Gains on sales of depreciable real estate	—	(2,257)
Funds From Operations attributable to noncontrolling interests in consolidated property partnerships	(6,363)	(5,628)
Funds From Operations(1)(2)(3)	$96,285	$81,934

Weighted average common shares/units outstanding – basic (4)	102,030	100,883
Weighted average common shares/units outstanding – diluted (5)	102,499	101,513

Funds From Operations per common share/unit – basic (2)	$0.94	$0.81
Funds From Operations per common share/unit – diluted (2)	$0.94	$0.81
 ________________________

(1)
We calculate Funds From Operations available to common stockholders and common unitholders (“FFO”) in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustment for unconsolidated partnerships and joint ventures. Our calculation of FFO includes the amortization of deferred revenue related to tenant-funded tenant improvements and excludes the depreciation of the related tenant improvement assets. We also add back net income attributable to noncontrolling common units of the Operating Partnership because we report FFO attributable to common stockholders and common unitholders.

We believe that FFO is a useful supplemental measure of our operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of our activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, our FFO may not be comparable to all other REITs.

Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, we believe that FFO along with the required GAAP presentations provides a more complete measurement of our performance relative to our competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

However, FFO should not be viewed as an alternative measure of our operating performance because it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs and could materially impact our results from operations.

(2)	Reported amounts are attributable to common stockholders, common unitholders, and restricted stock unitholders.

(3)
FFO available to common stockholders and unitholders includes amortization of deferred revenue related to tenant-funded tenant improvements of $4.3 million and $3.7 million for the three months ended March 31, 2018 and 2017, respectively.

(4)
Calculated based on weighted average shares outstanding including participating share-based awards (i.e. nonvested stock and certain time based restricted stock units) and assuming the exchange of all common limited partnership units outstanding.

(5)
Calculated based on weighted average shares outstanding including participating and non-participating share-based awards (i.e. nonvested stock and time based restricted stock units), dilutive impact of stock options and contingently issuable shares and assuming the exchange of all common limited partnership units outstanding.